Exhibit 10.3
                                                                    ------------


                        ASSET PURCHASE AMENDING AGREEMENT
                        ---------------------------------

THIS AMENDING AGREEMENT made this 21st day of June, 2004.
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B E T W E E N:
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                            SWEET VALLEY FOODS INC.,
                            ------------------------
   a Corporation incorporated pursuant to the laws of the Province of Ontario

                           (hereinafter the "Seller")

                                      -and-

                                MG HOLDINGS INC.,
                                -----------------
   a Corporation incorporated pursuant to the laws of the Province of Ontario

                            (hereinafter the "Buyer")

                                      -and-

                               MONACO GROUP INC.,
                               ------------------
    a Corporation incorporated pursuant to the laws of the State of Delaware

                           (hereinafter the "Parent")

     AND WHEREAS the Seller agreed to sell to the Buyer and the Buyer has agreed
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to  purchase  from  the  Seller  substantially  all  the  assets,  property  and undertaking of and pertaining to the business of the Seller pursuant to an asset purchase agreement dated May 25, 2004 (the "Asset Purchase Agreement");

     AND WHEREAS the Buyer,  Seller and the Parent have agreed to amend  certain
     -----------
provisions of the Asset Purchase Agreement and wish to evidence their mutual consent to such amendments.

     THIS AMENDING  AGREEMENT  WITNESSES THAT in consideration of the respective
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conditions, covenants, agreements,  representations,  warranties and indemnities herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties covenant and agree as follows:

                                    ARTICLE I
                                    ---------
                  DEFINITIONS AND PRINCIPLES OF INTERPRETATION
                  --------------------------------------------

1.01   Definitions

       Whenever used in this Amending Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

       (a)    "Act" means the Income Tax Act,  S.C.  1970-71-72,  chapter 63, as
               ---
              amended.

       (b)    "Exchangeable  Shares" means the proposed  Exchangeable  Shares of
               --------------------
              the Buyer that do not exist as of the date  hereof,  but which the



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              Parent shall,  as the sole  shareholder  of the Buyer sanction and approve as necessary and in respect of which Articles of Amendment of the Buyer shall be approved by the Parent as sole shareholder of the Buyer and by the Board of Directors of the Buyer and filed by the Buyer to allow for such shares to be issued to the Seller, which shares shall have the following characteristics: (i) they shall entitle the Seller, at its option, and for a period of ten
              (10) years from the date of issuance thereof to the Seller, to exchange such shares for shares of common stock of the Parent at a ratio of two (2) shares of common stock of the Parent for each
              such  exchangeable   share  of  the  Buyer;  (ii)  they  shall  be
              non-voting; (iii) no dividends shall be payable thereon; and (iv) they shall be redeemable in whole or from time to time in part at the option of the Buyer, upon not less than 30 days prior written notice at a price of U.S.$1.25 per share. In the event the Buyer provides a notice of redemption as aforesaid, the Seller shall have 15 days to notify both the Buyer and the Parent in writing of the Sellers' wish to exercise the aforesaid rights of exchange notwithstanding such notice of redemption, failing which the rights of the Seller to exchange such shares shall terminate and the Buyer may proceed to effect the redemption of such shares.

Capitalized words not defined in this Amending Agreement shall have the meanings given thereto in the Asset Purchase Agreement.

1.02   Gender and Number
------------------------

       Words importing the singular shall be construed to include the plural and vice versa; and words importing gender shall include all genders.

1.03   Entire Agreement
-----------------------

(a) Except as modified and amended by this Amending Agreement, the Asset Purchase Agreement, including the Schedules thereto, together with the agreements and other documents to be delivered pursuant thereto, constitute the entire agreement between the Parties pertaining to the subject matter hereof and supersede all prior agreements, understanding, negotiations and discussions, whether oral or written, of the Parties and there are no warranties, representations or other agreements between the Parties in connection with the subject matter thereof except as specifically set forth therein and in this Amending Agreement. No further supplement, modification or waiver or termination of the Asset Purchase Agreement, as amended by this Amending Agreement shall be binding unless executed in writing by the Party to be bound thereby. No waiver of any of the provisions of the Asset Purchase Agreement, as amended by this Amending Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar) nor shall such waiver constitute a continuing waiver unless other wise expressly provided.

1.04   Index and Headings
-------------------------

       The Index to this Amending Agreement, Article and Section headings contained herein are included solely for convenience, are not intended to be



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full or accurate  description of the content thereof and shall not be considered part of this Amending Agreement

1.05   Applicable Law
---------------------

       This Amending Agreement shall be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract. The Parties shall attorn to the jurisdiction of the courts in Province of Ontario.

1.06   Currency
---------------

       Unless otherwise indicated, all dollar amounts referred to in this Amending Agreement are in Canadian funds.

                                   ARTICLE II
                                   ----------
                     AMENDMENTS TO ASSET PURCHASE AGREEMENT
                     --------------------------------------

2.01   Amendments Concerning Exchangeable Shares
------------------------------------------------

       The Asset Purchase Agreement is amended as follows:

       (a) The definition of the word "Convertible Shares" contained in paragraph 1.01(i) is deleted in its entirety and the word "Deleted" inserted in its place;

       (b) The definition of the word "Series A Preferred Stock" contained in paragraph 1.01(y) is deleted in its entirety and the word "Deleted" inserted in its place;

       (c) The word "Convertible" in the last line of paragraph 3.01(c) is hereby deleted and replaced with the word "Exchangeable;

       (d) Schedule "H" is hereby deleted in its entirety and the reference to Schedule "H" and its contents in paragraph 1.03(b) shall replaced with the following text: `Schedule "H" - Deleted';

       (e) Paragraph 3.02 (b) and its heading is hereby deleted in its entirety and replaced with the following:

              " 3.02 (b) Exchangeable Shares. The Buyer and the Parent covenant and agree that on or before Closing, they shall obtain all necessary approvals and take all such necessary steps as may be required to amend the Buyer's Certificate and Articles of Incorporation to create the Exchangeable Shares containing the provisions described in paragraph 1.01(b) of this Amending Agreement and otherwise consistent with the provisions of this Amending Agreement. In addition, the Parent covenants and agrees that on or before Closing it shall (i) duly allot and reserve for issuance upon exercise of the Exchangeable Shares, an aggregate of 1,500,000 shares of common stock in the capital of the Parent and
              (ii) deliver to the Seller a written, enforceable instrument acknowledging the Seller's right to exchange the Exchangeable



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              Shares,  in whole or in part from  time to time for  shares of the common stock of Parent in accordance with their terms;

       (f) Paragraph 3.02 (d) is hereby deleted in its entirety and replaced with the following:

              "3.02 (d) The board of directors of the Parent shall be composed of a minimum of four (4) members, at least one of whom shall be Leo Couprie or his nominee until such time the majority of the Exchangeable Shares issued in accordance herewith are exchanged, in accordance with their terms, for common shares of the Parent".

       (g) The references to the word "Convertible" in paragraph 4.01(aa) are hereby deleted and replaced with the word "Exchangeable";

       (h) The references to the word "Convertible" in paragraph 4.01(bb) are hereby deleted and replaced with the word "Exchangeable";

       (i) Paragraph 4.01 (cc) is hereby deleted in its entirety and replaced with the following:

              "4.01 (cc) Exchangeable Shares are Restricted - The Seller represents and warrants that it understands that the Exchangeable Shares and the common shares of the Parent issuable upon exchange thereof are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Buyer and the Parent respectively in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder. The Seller further warrants that it understands that such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Seller represents that it is familiar with Rule 144 of the U.S. Securities and Exchange Commission as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Seller understands that the Parent is under no obligation to register any of the securities sold hereunder";

       (j) The first paragraph of paragraph 4.01 (dd), (and for greater certainty, this excludes the paragraph indented appearing below the aforesaid paragraph) is hereby deleted in its entirety and replaced with the following:

              "Legended Security-The Seller acknowledges and understands that the Exchangeable Shares, and if exchanged in accordance with their terms for common shares of the Parent, acquired by the Seller shall contain the legend set forth below and shall only be removed by the Parent upon delivery to the Parent of an opinion by counsel, reasonably satisfactory to the Parent, that a registration statement under the Securities Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will




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              not  jeopardize  the  exemption or  exemptions  from  registration pursuant to which the Buyer issued the Exchangeable Shares";

       (k) The word "Convertible" in the fifth last line of paragraph 5.01(j) is hereby deleted and replaced with the word "Exchangeable"; and

       (l)    Paragraph 5.01 (k) is hereby deleted in its entirety.

2.02   Amendments Concerning Determination and Payment of Purchase Price
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       The Asset Purchase Agreement is further amended as follows:

       (a) Paragraph 2.01 is hereby deleted in its entirety and replaced with the following:

              "2.01 Purchase Price.  Subject to the terms and conditions of this
               --------------------
              Agreement and to any adjustments provided for as provided in paragraph 2.02, the Purchase Price payable by the Buyer and the Parent hereunder for the Purchased Assets shall be the fair market value thereof;

       (b) Paragraph 2.03 is hereby deleted in its entirety and replaced with the following:

              "2.03  Satisfaction  of Purchase  Price.  Subject to the terms and
               ---------------------------------------
              conditions of this Agreement and to any adjustments provided for as provided in paragraph 2.02, the Purchase Price payable by the Buyer and the Parent hereunder for the Purchased Assets shall be satisfied:

              (i) by delivery of a certified cheque for Eighty Thousand Dollars (CAN $80,000.00) on the Closing Date, payable according to the Seller's direction; and

              (ii) Seven Hundred and Fifty Thousand (750,000) Exchangeable Shares, issued in accordance with the Seller's direction; and

              (iii) with respect to Inventories, a cash payment (the "Inventory Payment"), valued by independent accountants on the Closing Date at the lower of cost or net realizable value (calculated in accordance with generally acceptance accounting principals as defined by the Canadian Institute of Chartered Accountants) less one dollar ($1.00)";

       (c)    Paragraph 2.05 is hereby added as follows:

              "2.05  Allocation of Purchase  Price.  The portion of the Purchase
               ------------------------------------
              Price attributable to the Purchased Assets shall be payable and allocated by the Parties so that the Seller's deemed proceeds of disposition of the Purchased Assets shall be the greater of (i) the tax cost thereof or (ii) the aggregate of (a) the amount set out in paragraph 2.03(i) plus (b) the amount set out in paragraph



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              2.03(iii) plus (c) the small business loan included in the Assumed
              Liabilities, all as at the Closing Date"; and

       (d)    Paragraph 2.06 is hereby added as follows:

              "2.06  Filing of  Election.  The  Seller  and the  Buyer  agree to
               --------------------------
              jointly elect under Subsection 85(1) of the Act in the form, at the time and in the manner required therein that the proceeds of disposition of the Seller and the cost to the Buyer of the Purchased Assets is equal to the greater of (i) the tax cost thereof or (ii) the aggregate of (a) the amount set out in paragraph 2.03(i) plus (b) the amount set out in paragraph 2.03(iii) plus (c) the small business loan included in the Assumed Liabilities, all as at the Closing Date.

2.03   Concerning GST Election
------------------------------

       The Asset Purchase Agreement is further amended as follows:

       (a)    Paragraph 2.04 (a) is deleted and replaced with the following:

              "2.04(a)  The Seller  and the Buyer  shall  jointly  elect and the
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              Buyer will file with Canada  Customs and Revenue Agency within the required time, an election under Section 167(1) of the Excise Tax Act (Canada), as amended, that no tax be payable in respect of the conveyance or transfer of the Purchased Assets hereunder".

                                   ARTICLE III
                                   -----------
                                     GENERAL
                                     -------

3.01   Counterparts
-------------------

       This Amending Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

       IN WITNESS  WHEREOF the Parties have hereunto duly executed this Amending
       -------------------
Agreement.


                                           SWEET VALLEY FOODS INC.
                                           -----------------------


                                           Per: /s/ Tyrone Ganpaul
                                               -----------------------------
                                                    Tyrone Ganpaul


                                           Per: /s/ Leo Couprie
                                               -----------------------------
                                                    Leo Couprie





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                                           MG HOLDINGS INC.
                                           ----------------


                                           Per: /s/ Suzanne Lilly
                                               -----------------------------



                                           MONACO GROUP INC.
                                           -----------------


                                           Per: /s/ Suzanne Lilly
                                               -----------------------------










































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